Exhibit 99

   Jefferson Pilot Reports 35 Percent Increase in Fourth-Quarter Earnings Per Share Before Realized Investment Losses, 78 Percent Increase in Net Income Per
                                      Share

    GREENSBORO, N.C., Feb. 2 /PRNewswire-FirstCall/ -- Jefferson-Pilot Corporation (NYSE: JP), parent of the Jefferson Pilot Financial companies and one of the nation's leading providers of universal and variable universal life insurance and annuities, today reported results for the fourth quarter of 2003. Jefferson Pilot earned $1.01 per share before realized investment losses in the quarter, up 35 percent from fourth-quarter 2002 earnings of $0.75 before realized investment losses. Net income per share for the fourth quarter of 2003 increased 78 percent to $0.82, including net realized investment losses of $0.19 per share, versus net income per share of $0.46 in the fourth quarter of 2002, which included net realized investment losses of $0.29.
    For the year 2003, Jefferson Pilot's earnings before realized investment losses increased 17 percent to $3.66 per share from $3.14 per share in 2002. Net income per share for 2003 including realized investment losses of $0.22 per share was $3.44, up 13 percent from $3.04, including realized investment losses of $0.10, for 2002.
    Results for the fourth quarter of 2002 and year 2002 included a litigation accrual of $0.11 per share.
    In addition to net income, the company considers earnings before realized investment gains and losses (or "reportable segment results"), a non-GAAP financial measure, to be an important indicator of financial performance. We believe that the combined presentation and discussion of earnings before realized investment gains and losses, together with net income, provides relevant and useful information. Earnings before realized investment gains and losses differs from net income in that it excludes net after-tax realized investment gains and losses.
    All per-share results are on a diluted basis.
    Jefferson Pilot's excellent results for the fourth quarter reflected robust earnings performance across all of the company's business segments.
    Earnings from Jefferson Pilot's Individual Products business increased 8 percent in the fourth quarter to $80.4 million from $74.7 million in the fourth quarter of 2002. For the year, Individual Product earnings were up 6 percent to $309.4 million from $293.1 million in 2002. With Jefferson Pilot's product line positioned competitively across a broad range of needs, life insurance sales results were good. For the quarter, individual market life insurance sales increased over a strong performance a year ago, and sales grew 7 percent for the year to a record $215.6 million of annualized new premiums. Evidence of the steady growth of Jefferson Pilot's individual life business is also apparent in policyholder fund balance growth of better than eight percent for the quarter and seven percent for the year.
    Earnings from the Annuity and Investment Products segment increased 8 percent in the quarter to $22.3 million from $20.7 million a year earlier.
For the year, AIP segment earnings were up 6 percent to $85.0 million from $80.3 million for 2002. Fourth-quarter fixed annuity sales of $321 million were up sharply from the prior-year level, reflecting good market acceptance of Jefferson Pilot's products, including new equity indexed products. Driven by higher sales and continuing low surrender levels, fund balance growth was solid in this segment also, with average fixed annuity fund balances rising 8 percent for the year to $8.4 billion from $7.8 billion in 2002.
    The Benefit Partners group insurance segment produced a 26 percent increase in earnings to $16.2 million in the fourth quarter, up from $12.8 million in the fourth quarter last year. For the year to date, Benefit Partners' earnings grew 7 percent to $50.7 million versus $47.5 million in 2002. Benefit Partners' fourth-quarter results reflected good loss experience. Driven particularly by improvement in group life insurance claims, the overall loss ratio for group life, disability, and dental lines was significantly lower than in recent quarters. Group insurance sales were down slightly for the quarter, but increased a solid 10 percent for the year.
    Jefferson-Pilot Communications completed 2003 with excellent fourth-quarter performance. Earnings increased 18 percent to $15.4 million from $13.0 million in the final quarter of 2002, while broadcast cash flow was up 8 percent to $29.1 million from $27.0 million a year ago. For the year, Communications earnings grew 14 percent to $45.4 million from $39.8 million, and broadcast cash flow rose 8 percent to $91.6 million from $84.7 million in 2002. These strong gains were achieved despite modest growth in broadcast advertising in our markets, demonstrating again Jefferson Pilot's commitment to disciplined and effective expense management and success in gaining market share.
    The Corporate and Other segment reported fourth-quarter earnings before realized investment losses of $9.8 million, compared to a loss of $12.6 million in the 2002 quarter. Segment results in the fourth quarter of 2002 included a litigation accrual of $15.0 million. For the year, segment earnings before realized investment losses were $32.1 million compared to $4.4 million in 2002. Realized investment losses declined to $27.8 million from $42.1 million for the quarter, and were $30.9 million for the year compared to net realized losses of $14.9 million in 2002, which included significant stock gains.
    During the fourth quarter, Jefferson Pilot bought 1,078,600 of its shares in the open market for a total investment of $52.1 million, bringing 2003 share buybacks to a total of 3,578,600 shares at a cost of $154.4 million.
    Stockholders' equity per share grew 9 percent to $27.07 at the end of 2003 from $24.79 at year-end 2002.
    Summarizing the quarter and year, Jefferson Pilot CEO David A. Stonecipher said "We are extremely pleased that Jefferson Pilot once again produced such strong results for its shareholders. We are particularly pleased with the pattern of earnings, with each of our businesses recording excellent progress. Premier Partnering continues as the cornerstone of our individual life insurance business and remains a powerful platform for growth as we build our key distribution channels. Both our Annuity and Investment Products and our Benefit Partners' business showed strong and healthy progress. Communications' earnings performance was truly excellent in a challenging market, and Communications continued to produce industry-leading profitability. Across our operations, the common themes of operational excellence and unexcelled attention to expense management allowed Jefferson Pilot to turn in another year of strong progress in profitability. We achieved that while maintaining our strong balance sheet and financial flexibility, as demonstrated by Standard & Poor's recent reaffirmation of Jefferson Pilot's top-tier financial strength ratings. Our shareholders are clearly benefiting, as are our policyholders and clients, from that strong and stable record."

    Jefferson-Pilot Corporation, a holding company, is one of the nation's largest shareholder-owned life insurance companies. Jefferson Pilot's life insurance and annuity companies, principally Jefferson-Pilot Life Insurance Company, Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company, together known as Jefferson Pilot Financial, offer full lines of individual and group life insurance products as well as annuity and investment products. Jefferson-Pilot Communications Company owns and operates three network television stations and 17 radio stations, and produces and syndicates sports programming. Additional information on Jefferson-Pilot can be found at www.jpfinancial.com .

    In this release, the terms "operating earnings," "earnings," "segment earnings," "earned," and "earnings before realized investment gains or losses," refer to all elements of net income available to common stockholders except realized gains or losses on sales, write-downs, or impairments of investments ("realized investment gains or losses"). Realized investment gains or losses, as defined, are net of related income taxes, and are reported in the Corporate and Other segment.
    This release includes forward-looking statements, and any forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties that could affect our actual results significantly. These risks and uncertainties include, among others, general economic conditions, the impact on the economy of any further terrorist activities or any U.S. military engagements, and interest rate levels, changes and fluctuations, all of which can impact our sales, investments, and earnings; any failure to complete successfully the integration of our recently announced group acquisition; competitive factors, including pricing pressures, technological developments, new product offerings, and the emergence of new competitors; changes in federal and state taxes; changes in the regulation of the financial services industry; or changes in other laws and regulations and their impact. We undertake no obligation to publicly correct or update any forward-looking statements. Readers are advised to consult any further disclosures we make on related subjects in our press releases and filings with the SEC; in particular, see the section entitled "External Trends and Forward Looking Information," and other sections it may reference, in our most recent 10-K report to the SEC, as it may be updated in our subsequent 10-Q and 8-K reports.


                   Jefferson-Pilot Corporation and Subsidiaries
                                   2003 Report

                           Three Months Ended               Year Ended
                       Dec 31, 2003 Dec 31, 2002    Dec 31, 2003 Dec 31, 2002

    Basic earnings per
     share available to
     common stockholders,
     before losses
     from sale of
     investments              $1.02        $0.76           $3.69        $3.17

    Losses from sale of
     investments, net
     of income taxes          (0.20)       (0.29)          (0.22)       (0.10)

    Basic earnings per
     share available to
     common stockholders      $0.82        $0.47           $3.47        $3.07

    Diluted earnings
     per share
     available to
     common stockholders,
     before losses
     from sale of
     investments              $1.01        $0.75           $3.66        $3.14

    Losses from sale of
     investments, net
     of income taxes          (0.19)       (0.29)          (0.22)       (0.10)

    Diluted earnings
     per share
     available to
     common stockholders      $0.82        $0.46           $3.44        $3.04

    (Dollars in thousands)

    Income available to
     common stockholders,
     before losses from
     sale of investments   $144,151     $108,679        $522,553     $465,124

    Losses from sale of
     investments, net
     of income taxes        (27,830)     (42,073)        (30,942)     (14,917)

    Net income
     available to
     common
     stockholders          $116,321      $66,606        $491,611     $450,207

    Average number of
     shares outstanding 140,997,195  143,372,706     141,795,065  146,846,698

    Average number of
     shares outstanding
     - assuming
     dilution           142,253,286  144,326,570     142,867,215  148,222,342


                  Jefferson-Pilot Corporation and Subsidiaries
                                   (Unaudited)

    Consolidated Balance Sheets (In
    Thousands)                                Dec 31, 2003      Dec 31, 2002

    Assets:
    Cash and investments(1)                    $25,823,574       $24,354,699
    Accrued investment income                      326,073           302,344
    Due from reinsurers                          1,340,395         1,375,341
    Deferred policy acquisition costs            1,771,174         1,524,819
    Value of insurance in force                    459,270           502,498
    Goodwill, net                                  311,894           311,894
    Other assets(1)                                498,428           462,471
    Separate account assets                      2,165,524         1,784,821

                                               $32,696,332       $30,618,887

    Liabilities:
    Policy liabilities                         $24,369,234       $23,132,411
    Debt:
       Commercial paper borrowings                 654,232           453,442
       Obligations under repurchase
        agreements                                 400,590           499,227
       Junior subordinated debentures(1)           309,279           309,279
    Income tax liabilities                         471,922           430,795
    Accrued expenses and other
     liabilities(1)                                519,654           468,940
    Separate account liabilities                 2,165,524         1,784,821

                                                28,890,435        27,078,915

    Stockholders' equity:
    Common stock and paid in capital               175,762           180,120
    Retained earnings                            2,946,869         2,749,823
    Accumulated other comprehensive
     income  - net unrealized gains on
     securities                                    683,266           610,029

                                                 3,805,897         3,539,972

                                               $32,696,332       $30,618,887

    Components of Equity (Dollars in
     thousands except share amounts)

    Common stock and paid in capital              $175,762          $180,120
    Retained earnings                            2,946,869         2,749,823
    Net unrealized gains
        Bonds, net of DAC, VOBA and taxes          390,230           370,399
        Equities, net of taxes                     293,036           239,630
            Total unrealized gains                 683,266           610,029
    Stockholders' equity                        $3,805,897        $3,539,972

    Shares Outstanding                         140,610,540       142,798,768

    Per share                                       $27.07            $24.79

    Per share excluding unrealized gains            $22.21            $20.52

    (1) Prior amounts have been restated to conform to current year presentation for the adoption of FIN 46.


                   Jefferson-Pilot Corporation and Subsidiaries
                  Consolidated Statements of Income (Unaudited)

                          Three Months Ended               Year Ended
    (Dollars in
    thousands except
    share amounts)     Dec 31, 2003   Dec 31, 2002  Dec 31, 2003  Dec 31, 2002

    Revenue:
    Premiums and
     other
     considerations      $243,303       $212,005       $950,708      $841,142
    UL & investment
     product charges      190,070        189,445        768,394       722,944
    Investment
     income, net of
     expenses(1)          418,891        416,026      1,656,949     1,634,820
    Realized
     investment
     losses               (42,814)       (63,799)       (46,795)      (22,020)
    Communications
     sales                 63,792         61,844        216,298       209,801
    Broker-dealer
     concessions and
     other                 28,367         23,991        104,788       104,726

       Total Revenue      901,609        839,512      3,650,342     3,491,413

    Benefits and
     Expenses:
    Insurance and
     annuity
     benefits             519,960        504,716      2,081,574     1,998,780
    Insurance
     commissions,
     net of
     deferrals             27,537         23,359        108,463       114,735
    General and
     administrative
     expenses, net
     of deferrals          40,754         64,725        149,193       167,339
    Insurance taxes,
     licenses and
     fees                  14,309         19,765         73,216        78,240
    Amortization of
     policy
     acquisition
     costs and
     value of
     business
     acquired              86,880         82,109        341,445       285,795
    Interest
     expense(1)             8,432          9,125         33,857        35,936
    Communications
     operations            34,664         34,881        125,072       125,634

        Total
         Benefits
         and Expenses     732,536        738,680      2,912,820     2,806,459

    Income before
     taxes                169,073        100,832        737,522       684,954
    Income taxes           52,752         34,226        245,911       234,747

    Net income
     available to
     common
     stockholders        $116,321         66,606        491,611       450,207

    Average number
     of shares
     outstanding      140,997,195    143,372,706    141,795,065   146,846,698

    Average number
     of shares
     outstanding -
     assuming
     dilution         142,253,286    144,326,570    142,867,215   148,222,342

    Earnings Per
     Share

    Income before
     losses from
     sale of
     investments            $1.02          $0.76          $3.69         $3.17

    Losses from sale
     of investments,
     net of income
     taxes                  (0.20)         (0.29)         (0.22)        (0.10)

    Earnings Per
     Share                  $0.82          $0.47          $3.47         $3.07

    Income before
     losses from
     sale of
     investments -
     assuming
     dilution               $1.01          $0.75          $3.66         $3.14

    Earnings Per
     Share -
     Assuming
     Dilution               $0.82          $0.46          $3.44         $3.04

    (1) Prior year amounts have been restated to conform to current year presentation for the adoption of FIN 46.


                 Jefferson-Pilot  Corporation  and  Subsidiaries
                Consolidated Statements of Cash Flows (Unaudited)

                                   Three Months Ended          Year Ended
                                    Dec 31,   Dec 31,      Dec 31,     Dec 31,
    (In Thousands)                   2003      2002         2003        2002

    Cash Flows from Operating
     Activities:

    Net income (1)                 $116,321   $66,606    $491,611    $450,207
    Adjustments to reconcile net
     income to net cash
     provided by operating
     activities:
        Change in policy
         liabilities                 24,342    61,756     120,974     102,640
        Net amount credited to
         policyholder accounts       27,258    39,997      96,580     165,059
        Net deferral of policy
         acquisition costs          (74,325)  (64,349)   (221,118)   (276,831)
        Net amortization of value
         of business acquired        14,996    14,657      52,210      76,466
        Other                       (13,681)  (12,982)     (3,092)   (114,052)

    Net cash provided by
     operations                      94,911   105,685     537,165     403,489

    Cash Flows from Investing
     Activities:
    Securities and loans purchased
     and sold                      (555,835) (455,339) (1,397,914) (1,569,053)
    Other investing activities      (21,727)  (20,181)    (22,246)    (29,945)

    Net cash used in investing
     activities                    (577,562) (475,520) (1,420,160) (1,598,998)

    Cash Flows from Financing
     Activities:
    Policyholder contract deposits  743,037   677,621   2,525,443   2,867,304
    Policyholder contract
     withdrawals                   (361,482) (401,008) (1,443,897) (1,463,451)
    Net borrowings (repayments)     200,880   178,214     102,153     213,918
    Net repurchase of common
     shares                         (35,190)  (25,094)   (122,092)   (326,006)
    Cash dividends to common and
     preferred stockholders (1)     (46,624)  (43,430)   (183,352)   (173,544)
    Other                             4,697       422       9,731       4,601

    Net cash provided by financing
     activities                     505,318   386,725     887,986   1,122,822

    Increase (decrease) in cash
     and cash equivalents            22,667    16,890       4,991     (72,687)
    Cash and cash equivalents at
     beginning of period             49,101    49,887      66,777     139,464

    Cash and cash equivalents at
     end of period                  $71,768   $66,777     $71,768     $66,777

    Supplemental Cash Flow
     Information:
    Income taxes paid               $43,091   $47,318    $235,791    $221,778

    Interest paid on borrowed
     money (1)                       $2,574    $2,665     $37,291     $45,241

    (1) Prior amounts have been restated to conform to current year presentation for the adoption of FIN 46.


                   Jefferson-Pilot Corporation and Subsidiaries
                             Business Segment Results
                                   (Unaudited)

    Individual Products (In Thousands)

    The Individual Products distribution system offers a wide array of life insurance products to individuals and employers through captive agents (career and home service agency forces), independent agents (recruited through independent marketing organizations and a regional marketing network) and financial institutions. Reportable segment results were:

                             Three Months Ended             Year Ended
                                   Dec 31                     Dec 31
                            2003          2002         2003          2002
     Life premiums and
      other
      considerations        $43,456       $42,897      $170,867      $180,586
     UL and investment
      product charges       187,311       186,762       759,460       710,740
     Investment
      income, net of
      expenses              230,340       233,105       914,394       923,645
     Other income             1,776         1,503         6,449         6,654
     Total revenues         462,883       464,267     1,851,170     1,821,625
     Policy benefits        262,247       268,095     1,062,987     1,073,830
     Expenses                78,912        81,216       315,862       296,882
     Total benefits
      and expenses          341,159       349,311     1,378,849     1,370,712
     Reportable
      segment results
      before income
      taxes                 121,724       114,956       472,321       450,913
     Provision for
      income taxes           41,279        40,234       162,930       157,819
     Reportable
      segment results       $80,445       $74,722      $309,391      $293,094

     Operating Measures

     Annualized
      equivalent life
      insurance
      premiums:
          -Individual
           Markets
           Excl.
           Community
           Banks and
           BOLI             $61,408       $60,191      $215,613      $202,328
          -Community
           Banks and
           BOLI               2,189         8,470         9,462        58,003
                            $63,597       $68,661      $225,075      $260,331

     Average UL
      policyholder
      fund balances     $10,823,708   $10,174,141   $10,584,670    $9,874,810
     Average VUL
      separate account
      assets              1,384,892     1,085,865     1,233,520     1,211,297
          Total         $12,208,600   $11,260,006   $11,818,190   $11,086,107

     Average Face
      Amount of
      Insurance In
      Force:
          - Total      $165,787,000  $162,933,000  $164,963,000  $161,841,000
          - UL-Type
            Contracts  $124,981,000  $121,283,000  $123,848,000  $120,229,000

     Average assets     $17,540,855   $16,531,675   $17,128,161   $16,351,810


                   Jefferson-Pilot Corporation and Subsidiaries
                             Business Segment Results
                                   (Unaudited)

    Annuity and Investment Products (In Thousands)

    Annuity and Investment Products (referred to as AIP) offers fixed and variable annuities and investment products through proprietary and independent agents, financial institutions, investment professionals and broker-dealers. Reportable segment results were:


                                   Three Months Ended          Year Ended
                                         Dec 31                  Dec 31
                                    2003        2002        2003        2002
      Investment product
       charges and premiums        $2,637      $2,742      $8,788     $12,247
      Investment income, net
       of expenses                148,183     150,247     586,639     576,806
      Broker-dealer
       concessions and other       26,563      22,105      98,332      97,312
      Total revenues              177,383     175,094     693,759     686,365
      Policy benefits
       (including interest
       credited)                  108,116     111,002     416,586     424,741
      Expenses                     35,102      32,243     146,556     138,055
      Total benefits and
       expenses                   143,218     143,245     563,142     562,796
      Reportable segment
       results before income
       taxes                       34,165      31,849     130,617     123,569
      Provision for income
       taxes                       11,856      11,147      45,595      43,249

      Reportable segment
       results                    $22,309     $20,702     $85,022     $80,320

      Operating Measures

      Fixed annuity premium
       sales                     $320,989    $187,440    $756,444    $994,487
      Variable annuity premium
       sales                            0       1,279       1,843       9,717
           Total                 $320,989    $188,719    $758,287  $1,004,204

      Investment product sales $1,054,345    $632,853  $3,258,228  $2,904,088

      Average Fund Balances :
      Fixed annuity            $8,611,290  $8,127,981  $8,400,286  $7,809,916
      Variable annuity            346,699     351,830     340,372     480,819
         Total annuity         $8,957,989  $8,479,811  $8,740,658  $8,290,735

      Effective investment
       spreads for fixed
       annuities                    1.83%       1.86%       1.88%       1.83%

      Fixed annuity surrenders
       as a % of beginning
       fund balance                  9.1%        9.7%        8.4%        9.5%

      Fixed annuity general
       and administrative
       expenses as a % of
       average invested assets      0.19%       0.21%       0.16%       0.21%

      Average assets           $9,761,055  $9,323,584  $9,537,151  $9,064,212


                   Jefferson-Pilot Corporation and Subsidiaries
                             Business Segment Results
                                   (Unaudited)

    Benefit Partners (In Thousands)

    Benefit Partners offers group non-medical products such as term life, disability and dental insurance to the employer marketplace. These non-medical products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit firms, brokers, third party administrators and other employee benefit providers. Reportable segment results were:

                                       Three Months Ended      Year Ended
                                             Dec 31              Dec 31
                                         2003      2002      2003      2002
      Premiums and other
       considerations                  $192,592  $162,643  $756,019  $638,140
      Investment income, net of
       expenses                          15,487    15,679    63,762    60,204

      Total revenues                    208,079   178,322   819,781   698,344

      Policy benefits                   142,397   119,140   576,283   477,933
      Expenses                           40,755    39,440   165,570   147,346

      Total benefits and expenses       183,152   158,580   741,853   625,279

      Reportable segment results
       before income taxes               24,927    19,742    77,928    73,065
      Provision for income taxes          8,725     6,912    27,275    25,575

      Reportable segment results        $16,202   $12,830   $50,653   $47,490

      Operating Measures

      Life, Disability and Dental:
          Annualized sales              $48,753   $50,940  $200,007  $181,875
          Loss Ratio                      71.8%     71.0%     73.7%     73.0%

      Total expenses, % of premiums       21.2%     24.3%     21.9%     23.2%


                   Jefferson-Pilot Corporation and Subsidiaries
                             Business Segment Results
                                   (Unaudited)

    Communications (In Thousands)

    Jefferson-Pilot Communications Company operates television and radio broadcast properties and produces syndicated sports and entertainment programming. Reportable segment results were:

                                        Three Months Ended     Year Ended
                                              Dec 31             Dec 31
                                          2003     2002      2003      2002
      Communications sales               $63,792  $61,844  $216,673  $210,350
      Operating costs and expenses        34,664   34,881   125,072   125,634
      Broadcast cash flow                 29,128   26,963    91,601    84,716
      Depreciation and amortization        2,273    2,371     8,457     8,083
      Corporate general and
       administrative expenses             2,090    2,244     6,432     7,695
      Net interest expense and other         468      594     2,131     2,859
      Reportable segment results before
       income taxes                       24,297   21,754    74,581    66,079
      Provision for income taxes           8,906    8,733    29,187    26,249
      Reportable segment results         $15,391  $13,021   $45,394   $39,830


    Corporate and Other (In Thousands)

    Activities of the parent company and passive investment affiliates, surplus of the life insurance subsidiaries not otherwise allocated to the reportable segments including earnings thereon, financing expenses on corporate debt and debt securities including capital securities, and federal and state income taxes not otherwise allocated to business segments are reported in the "Corporate and Other" category. Reportable segment results were:

                                      Three Months Ended     Year Ended
                                            Dec 31             Dec 31
                                        2003      2002     2003      2002
      Earnings on investments and
       other income(1)                 $25,378   $17,965  $93,918   $77,212
      Interest expense on debt(1)       (8,432)   (9,127) (33,857)  (35,918)
      Operating expenses               (10,171)  (32,510) (31,190)  (47,948)
      Provision for income taxes         3,028    11,076    3,222    11,044
      Reportable segment results         9,803   (12,596)  32,093     4,390
      Realized investment losses, net  (27,830)  (42,073) (30,942)  (14,917)
      Reportable segment results,
       including net realized losses  $(18,027) $(54,669)  $1,151  $(10,527)

      (1) Prior year amounts have been restated to conform to current year presentation for the adoption of FIN 46.

    Assets by Segment (In Millions)

      Individual Products                                 $17,717   $16,671
      Annuity and Investment Products                       9,941     9,397
      Benefit Partners                                      1,079       909
      Communications                                          210       204
      Corporate and Other                                   3,749     3,438
      Total Assets                                        $32,696   $30,619


                  Jefferson-Pilot Corporation and Subsidiaries
                 Quarterly Financial Results by Business Segment
                                   (Unaudited)

                                           Dec 31, Sept 30, June 30,  Mar 31,
    (In millions)                           2003     2003     2003     2003

    Revenues
     Individual                            $462.9   $464.9   $457.6   $465.8
     AIP                                    177.4    173.7    172.9    169.7
     Benefit Partners                       208.1    206.2    207.8    197.7
     Communications                          63.3     51.2     50.1     49.9
     Corporate and Other                     32.7     30.1     28.2     27.0
     Realized investment gains (losses)     (42.8)    (5.1)    20.2    (19.1)
          Total revenues                   $901.6   $921.0   $936.8   $891.0

    Reportable Segment Results
     Individual                             $80.4    $78.6    $74.3    $76.0
     AIP                                     22.3     20.0     21.5     21.2
     Benefit Partners                        16.2     10.0     12.5     11.9
     Communications                          15.4     11.4     11.6      7.1
     Corporate and Other                      9.8     10.0      7.1      5.3
    Total Reportable Segment Results        144.1    130.0    127.0    121.5

     Realized gains (losses), net of tax    (27.8)    (3.9)    13.1    (12.4)

    Reportable Segment Results
     including Realized Gains (Losses)     $116.3   $126.1   $140.1   $109.1

    Earnings Per Share
        Income before gains (losses) from
         sale of investments                $1.02    $0.92    $0.90    $0.85
        Earnings Per Share                  $0.82    $0.89    $0.99    $0.76

        Income before gains (losses) from
         sale of investments -
         assuming dilution                  $1.01    $0.91    $0.89    $0.85
        Earnings Per Share - assuming
         dilution                           $0.82    $0.88    $0.98    $0.76


                  Jefferson-Pilot Corporation and Subsidiaries
                 Quarterly Financial Results by Business Segment
                                   (Unaudited)

                                     Dec 31, Sept 30, June 30, Mar 31, Dec 31,
    (In millions)                      2002    2002    2002     2002    2001

    Revenues
     Individual                        $464.3  $459.2  $451.0  $447.2  $441.7
     AIP                                175.1   170.5   171.1   169.7   170.8
     Benefit Partners                   178.3   180.0   176.6   163.4   158.1
     Communications                      61.2    49.2    49.2    47.9    53.1
     Corporate and Other                 24.4    21.0    28.1    26.0    28.8
     Realized investment gains
      (losses)                          (63.8)    3.8     4.4    33.6   (45.1)
          Total revenues               $839.5  $883.7  $880.4  $887.8  $807.4

    Reportable Segment Results
     Individual                         $74.7   $73.9   $74.8   $69.7   $78.6
     AIP                                 20.7    18.9    19.3    21.4    19.3
     Benefit Partners                    12.8     9.2    12.5    12.9    11.5
     Communications                      13.0     9.8    10.5     6.5     9.9
     Corporate and Other                (12.5)    4.6     5.4     7.2     5.3
    Total Reportable Segment Results    108.7   116.4   122.5   117.7   124.6

     Realized gains (losses), net of
      tax                               (42.1)    2.4     2.8    21.9   (28.2)

    Reportable Segment Results
       including Realized Gains
        (Losses)                        $66.6  $118.8  $125.3  $139.6   $96.4

    Earnings Per Share
        Income before gains (losses)
         from sale of investments       $0.76   $0.81   $0.82   $0.78   $0.83
        Earnings Per Share              $0.47   $0.82   $0.84   $0.93   $0.64

        Income before gains (losses)
         from sale of investments -
         assuming dilution              $0.75   $0.80   $0.81   $0.78   $0.82
        Earnings Per Share - assuming
         dilution                       $0.46   $0.81   $0.83   $0.92   $0.64


                   Jefferson-Pilot Corporation and Subsidiaries
                          Investment Summary (Unaudited)
                                  (in Thousands)

                                      December 31, 2003    December 31, 2002
    Allocation of Invested Assets      Amount    Percent    Amount    Percent

    Cash and cash equivalents            $71,768    0.3%      $66,777    0.3%
    Bonds                             20,443,770   79.2%   19,476,765   80.0%
    Preferred stocks                      16,463    0.1%       25,937    0.1%
    Common stocks, unaffiliated          753,958    2.9%      406,956    1.7%
    Mortgages loans (net)              3,472,340   13.4%    3,294,258   13.5%
    Real estate (net)                    131,600    0.5%      132,927    0.5%
    Policy loans and other               933,675    3.6%      951,079    3.9%
    Invested assets                  $25,823,574  100.0%  $24,354,699  100.0%


                                      December 31, 2003    December 31, 2002
    Bond Portfolio                     Amount    Percent    Amount    Percent

    U.S. Government                     $267,847    1.3%     $367,349    1.9%
    Mortgage-backed                    2,904,444   14.2%    5,386,570   27.7%
    Private placements                 4,504,954   22.0%    4,073,829   20.9%
    Public - corporates               12,766,525   62.5%    9,649,017   49.5%
    Total bonds                      $20,443,770  100.0%  $19,476,765  100.0%

    Yield to maturity                      6.33%                6.94%
    Average life                         7.36 yrs             6.22 yrs
    Duration                                5.08                 4.00

    Average Quality                           A2                   A1


                                      December 31, 2003    December 31, 2002
    Bond Portfolio Quality             Amount    Percent    Amount    Percent
        NAIC Rating         S&P
                         Equivalent
             1            AAA - A    $11,707,882   57.3%  $12,354,785   63.4%
             2              BBB        7,284,384   35.6%    5,837,437   30.0%
            3-6         BB and lower   1,451,504    7.1%    1,284,543    6.6%
        Total Bonds                  $20,443,770  100.0%  $19,476,765  100.0%


    Fixed Maturity Securities Unrealized
    Gains (Losses)                        December 31, 2003  December 31, 2002

    Gross unrealized gains                      $1,179,211        $1,350,428
    Gross unrealized (losses)                     (126,275)         (287,424)
    Net unrealized gains (losses)               $1,052,936        $1,063,004


    Mortgage Loan Portfolio               December 31, 2003  December 31, 2002

    Yield to maturity                                7.63%             7.90%
    Average maturity                                  6.99              7.14
     Total delinquent loans and loans in
      foreclosure at amortized cost                $10,984           $11,931
    Delinquent loans as a percent of
     total ML                                        0.32%             0.36%
    Net book value of real estate
     acquired in satisfaction of mortgage
     indebtedness                                   $6,276            $3,400


                                              Fourth Quarter    Fourth Quarter
    Realized Investment Gains/(Losses)             2003              2002

    Stock gains                                         $-            $4,211
    Stock losses                                         -            (1,135)
    Bond gains                                      13,299            10,353
    Bond losses from sales and calls               (16,070)           (9,575)
    Bond losses from writedowns                    (38,863)          (60,558)
    Other gains and losses (net)                    (2,419)           (4,315)
    Total pretax losses                            (44,053)          (61,019)
    DAC amortization                                 1,239            (2,780)
    Tax                                             14,984            21,726
    Total losses after tax and DAC
     amortization                                 $(27,830)         $(42,073)


                   Jefferson-Pilot Corporation and Subsidiaries
                       Insurance Segments Expense Analysis
                                  (In Thousands)

                                        Three Months Ended     Year Ended
                                              Dec 31             Dec 31
                                          2003     2002      2003      2002
      Individual Products
       Commissions                       $83,370  $73,923  $295,585  $270,534
       General and administrative
        expenses                          31,738   33,280   123,200   126,687
       Taxes, licenses and fees            9,558   13,109    50,293    55,366
           Total commissions and
            expenses incurred            124,666  120,312   469,078   452,587
       Less commissions and expenses
        capitalized                      (97,251) (90,639) (348,495) (323,171)
       Amortization of DAC and VOBA       51,497   51,543   195,279   167,466
           Net expense                   $78,912  $81,216  $315,862  $296,882

      Annuity and Investment Products
       Commissions - insurance companies $15,087  $11,856   $36,730   $52,960
       Commissions - broker/dealer        21,312   17,667    80,574    80,643
       General and administrative
        expenses                           7,516    8,614    27,106    30,977
       Taxes, licenses and fees              916      787     3,188     3,071
           Total commissions and
            expenses incurred             44,831   38,924   147,598   167,651
       Less commissions and expenses
        capitalized                      (19,799) (14,607)  (47,246)  (67,139)
       Amortization of DAC and VOBA       10,070    7,926    46,204    37,543
           Net expense                   $35,102  $32,243  $146,556  $138,055

      Benefit Partners
       Commissions                       $21,079  $19,774   $85,264   $74,743
       General and administrative
        expenses                          19,721   18,912    75,624    69,636
       Taxes, licenses and fees            3,804    4,507    19,188    17,886
           Total commissions and
            expenses incurred             44,604   43,193   180,076   162,265
       Less commissions and expenses
        capitalized                      (29,156) (26,395) (114,451)  (95,687)
       Amortization of DAC and VOBA       25,307   22,642    99,945    80,768
           Net expense                   $40,755  $39,440  $165,570  $147,346


                   Jefferson-Pilot Corporation and Subsidiaries
                       DAC and VOBA Balance Sheet Analysis
                                  (In Thousands)

                                 Three Months Ended          Year Ended
                                       Dec 31                  Dec 31
                                  2003        2002        2003        2002
      Balance, beginning of
       period                  $2,111,305  $1,999,932  $2,027,317  $2,069,570
        Amount capitalized        146,208     131,805     510,353     486,160
        Amortization expense      (86,880)    (82,109)   (341,445)   (285,795)
        Adjustment for capital
         gains and losses           1,239      (2,780)     14,411      (4,906)
        Adjustment for FAS 115     58,572     (19,531)     19,808    (237,712)
      Balance, end of period   $2,230,444  $2,027,317  $2,230,444  $2,027,317


                 Jefferson-Pilot Corporation and Subsidiaries

    Shareholder Information

    Listed NYSE: JP

    Composite Stock Price and Dividends (Adjusted for 50% stock dividend effected 04/09/01 and 04/13/98)

                                        Cash
                  High    Low   Close Dividend

            4Q03  50.72  44.55  50.65  0.330
            3Q03  46.57  41.21  44.38  0.330
            2Q03  43.20  38.34  41.46  0.330
            1Q03  40.93  35.75  38.48  0.303
            2002  53.00  36.35  38.11  1.184
            2001  49.67  38.00  46.27  1.072
            2000  50.59  33.25  49.83  0.960
            1999  53.09  40.79  45.50  0.857
            1998  52.25  32.45  50.00  0.770


    Transfer Agent and Dividend Reinvestment Agent

    Wachovia Bank                          Phone:  800/829-8432
    Dividend Reinvestment Service          Fax: 704/590-7618
    1525 West W.T. Harris Blvd., 3C3       Email: equityservices@wachovia.com
    Charlotte, NC 28288-1153

    Investor Relations

    Jefferson-Pilot Corporation            Phone:  336/691-3379
    Investor Relations - Dept. 3607
    P.O. Box 21008
    Greensboro, NC 27420
    investor.relations@jpfinancial.com

    Corporate Website

    www.jpfinancial.com

SOURCE  Jefferson-Pilot Corporation
    -0-                             02/02/2004
    /CONTACT:  John T. Still III of Jefferson-Pilot Corporation,
+1-336-691-3382/
    /Web site:  http://www.jpfinancial.com /
    (JP)

CO:  Jefferson-Pilot Corporation
ST:  North Carolina
IN:  INS PUB
SU:  ERN